UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 6, 2010 (October 18, 2010)

BTHC XV, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-52808	20-5456294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Underground Grand Canyon Linyi City, Yishui County, Shandong Province, China 276400
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:		+86 539-2553919

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

BTHC XV, Inc. (the “Company”), on its Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2010 (the “Original Filing”), reported the consummation, on October 18, 2010, of a share exchange transaction (the “Share Exchange”) with Long Fortune Valley Tourism International Limited, a Cayman Islands company (“Long Fortune”), pursuant to a Share Exchange Agreement dated October 6, 2010 by and among the Company, Halter Financial Investments LP, its then-principal shareholder, Long Fortune and Grand Fountain Capital Holding Limited, a company organized under the laws of the Cayman Islands, Zhang Shanjiu, Zhang Qian, Li Shikun and Yu Xinbo.  The Company reported that, for accounting purposes, the Share Exchange was treated as a reverse acquisition, with Long Fortune as the accounting acquirer and the Company as the acquired party.

The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing in order to prevent a gap in financial reporting by providing the information required for Long Fortune, the accounting acquirer, including its consolidated financial statements for the nine and three months ended September 30, 2010 and 2009, as set forth in Section 12200 of the SEC’s Division of Corporation Finance Financial Reporting Manual, which covers reverse acquisitions.

Accordingly, the Company is filing herewith as Exhibit 99.1 the information that would be included in a Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010 if Long Fortune were to file such form.  The information provided in Exhibit 99.1 relates to the combined enterprises after the Share Exchange, except that information relating to periods prior to the date of the Share Exchange only relates to Long Fortune and its consolidated subsidiaries unless otherwise specifically indicated.

Except as described above, no other changes have been made to the Original Filing, and this Form 8-K/A does not modify or update any other information in the Original Filing.  Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Included in Exhibit 99.1 filed herewith (along with other quarterly financial information required to be in a Quarterly Report on Form 10-Q) are unaudited consolidated financial statements of Long Fortune Valley Tourism International Limited as of September 30, 2010 and for the nine and three months ended September 30, 2010 and 2009.  The Original Filing included the audited consolidated financial statements of Long Fortune Valley Tourism International Limited as of and for the years ended December 31, 2009 and 2008 and the unaudited consolidated financial statements of Long Fortune Valley Tourism International Limited as of June 30, 2010 and for the six and three months ended June 30, 2010 and 2009.

(b)           Pro Forma Financial Information.

None.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K/A or incorporated herein by reference.

Exhibit No.	Description
2.1
First Amended Joint Plan of Reorganization filed by the Debtors and Official Committee of Unsecured Creditors, In the United States Bankruptcy Court, Northern District of Texas, Dallas Division, In Re: Ballantrae Healthcare, LLC, et. al., Debtors, Case No. 03-33152-HDH-11, dated September 29, 2004.(1)

2.2	Order Confirming First Amended and Joint Plan of Reorganization, Chapter 11, Case No. 03-33152-HDH-11, Signed November 29, 2004.(1)

2.3
Share Exchange Agreement, dated October 6, 2010, by and among BTHC XV, Inc., Halter Financial Investments LP, Grand Fountain Capital Holding Limited, Zhang Shanjiu, Zhang Qian, Li Shikun, Yu Xinbo and Long Fortune Valley Tourism International Limited.(2)

3.1	Agreement and Plan of Merger by and between BTHC XV, Inc. and BTHC XV, LLC, dated August 16, 2006.(1)

3.2	Certificate of Merger as filed with the Secretary of State of the State of Delaware on August 16, 2006.(1)

3.3	Articles of Merger as filed with the Secretary of State of the State of Texas on August 16, 2006.(1)

3.4	Certificate of Incorporation of BTHC XV, Inc.(1)

3.5	Bylaws of BTHC XV, Inc.(1)

10.1	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Bank of China, Yi Shui Branch dated November 27, 2009.(3)

10.2	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and ICBC, Yi Shui Branch dated January 20, 2010.(3)

10.3	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Underground Fluorescent Lake Travel Development Co., Ltd dated November 26, 2009.(3)

10.4	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Underground Fluorescent Lake Travel Development Co., Ltd dated November 24, 2009.(3)

10.5	Credit Line Limit Agreement between Shandong Longkong Travel Development Co., Ltd. and Bank of China, Yi Shui Branch dated November 27, 2009.(3)

10.6	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated January 9, 2010.(3)

10.7	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated January 9, 2010.(3)

Exhibit No.	Description
10.8	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated April 21, 2010.(3)

10.9	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated May 21, 2010.(3)

10.10	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated May 21, 2010.(3)

10.11	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated May 24, 2010.(3)

10.12	Loan Contract of Working Capital between Shandong Longkong Travel Development Co., Ltd. and Lin Shang Bank Co Ltd. Yishui Branch dated May 28, 2010.(3)

10.13	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Industrial & Commercial Bank of China Co., Ltd , Yishui Branch dated May 11, 2010.(3)

10.14	Maximum Mortgage Agreement between Shandong Longkong Travel Development Co., Ltd. and Industrial & Commercial Bank of China Co., Ltd Yi Shui Branch dated July 5, 2009.(3)

10.15	Maximum Mortgage Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated January 12, 2009.(3)

10.16	Pledge Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated May 24, 2009.(3)

10.17	Pledge Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated April 21, 2010.(3)

10.18	Employment Contract between Shandong Longkong Tourism Group Co., Ltd and Yu Xinbo dated December 30, 2007.†(3)

10.19	Employment Contract between Shandong Longkong Tourism Group Co., Ltd and Kong Xianghai dated August 28, 2008.†(3)

10.20	Employment Contract between Shandong Longkong Tourism Group Co., Ltd and Zhang Shanjiu dated December 30, 2007.†(3)

10.21	Employment Contract between Shandong Longkong Tourism Group Co., Ltd and Chen Rongguang dated December 30, 2007.†(3)

10.22	Employment Agreement between BTHC XV, Inc. and Yu Xinbo dated October 18, 2010.†(3)

10.23	Employment Agreement between BTHC XV, Inc. and Kong Xianghai dated October 18, 2010.†(3)

10.24	Employment Agreement between BTHC XV, Inc. and Zhang Shanjiu dated October 18, 2010.†(3)

10.25	Employment Agreement between BTHC XV, Inc. and Chen Rongguang dated October 18, 2010.†(3)

Exhibit No.	Description
10.26	Land Lease Contract between Shandong Longkong Tourism Group Co., Ltd and Yaodianzi Town Houwujia Village Council dated September 30, 2004.(3)

10.27	Land Lease Contract between Shandong Longkong Tourism Group Co., Ltd and Yaodianzi Town Haizi Village Council dated November 26, 2004.(3)

10.28	Lease Contract of Mountain Waste between Shandong Longkong Tourism Group Co., Ltd and Yaodianzi Town Houwujia Village Council dated September 30, 2004.(3)

10.29	Developing and Managing Contract of Yishuia Yao Dianzi Cave between Shandong Di Xia Da Xia Gu Nu You Kai Fa Co., Ltd. and PRC Government of Yaodianzi Town, Yishui County dated April 2, 2004.(3)

10.30	Licensing Trade Mark Contract between Shandong Shan Jiu Ching Tong Gong Yi Pin Co. Ltd and Shandong Longkong Travel Development Co., Ltd. dated September 28, 2010.(3)

10.31	Commitment of Contingent After-Payment or Call-Payment of Housing Fund of Zhang Shanjiu dated September 28, 2010.(3)

10.32	Guarantee Agreement between Shandong Longkong Travel Development Co., Ltd., Shandong Yinlian Guarantee Co., Ltd, Li Hongwei and Yishui Rural Credit Cooperative dated April 30, 2010.(3)

10.33	Guarantee Agreement between Shandong Longkong Travel Development Co., Ltd. and Agricultural Development Bank of China dated March 14, 2008.(3)

10.34	Pledge Agreement between Shandong Longkong Travel Development Co., Ltd. and Agricultural Development Bank of China dated March 14, 2008.(3)

10.35	Supplemental Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Underground Fluorescent Lake Travel Development Co., Ltd (undated).(3)

10.36	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Underground Fluorescent Lake Travel Development Co., Ltd dated April 24, 2010.(3)

10.37	Supplemental Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Underground Fluorescent Lake Travel Development Co., Ltd dated December 31, 2009.(3)

10.38	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated January 5, 2010.(3)

10.39	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated January 9, 2010.(3)

10.40	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated January 11, 2010.(3)

Exhibit No.	Description
10.41	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated April 22, 2010.(3)

10.42	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated April 22, 2010.(3)

10.43	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated May 7, 2010.(3)

10.44	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated May 14, 2010.(3)

10.45	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated May 22, 2010.(3)

10.46	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated May 29, 2010.(3)

10.47	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated June 5, 2010.(3)

10.48	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated June 7, 2010.(3)

10.49	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated June 9, 2010.(3)

10.50	Exclusive Service Agreement between Long Fortune Valley Tourism International Limited and Greentree Financial Group, Inc. dated September 1, 2010.(3)

16.1	Letter from S. W. Hatfield, CPA, dated October 18, 2010, regarding change in certifying accountant.(3)

21.1	Subsidiaries of the Registrant.(3)

99.1	Form 10-Q Disclosure Information for the quarterly period ended September 30, 2010.*

_____________________________
*	Filed herewith
†	Management Agreement
(1)	Incorporated by reference to BTHC’s Form 10-SB12G filed on September 13, 2007.
(2)	Incorporated by reference to Exhibit 2.1 to BTHC’s Form 8-K filed on October 6, 2010.
(3)	Incorporated by reference to BTHC’s Form 8-K filed on November 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 6, 2010

BTHC XV, INC.

By:	/s/ Zhang Shanjiu
Name: Zhang Shanjiu
Title: Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
2.1
First Amended Joint Plan of Reorganization filed by the Debtors and Official Committee of Unsecured Creditors, In the United States Bankruptcy Court, Northern District of Texas, Dallas Division, In Re: Ballantrae Healthcare, LLC, et. al., Debtors, Case No. 03-33152-HDH-11, dated September 29, 2004.(1)

2.2	Order Confirming First Amended and Joint Plan of Reorganization, Chapter 11, Case No. 03-33152-HDH-11, Signed November 29, 2004.(1)

2.3
Share Exchange Agreement, dated October 6, 2010, by and among BTHC XV, Inc., Halter Financial Investments LP, Grand Fountain Capital Holding Limited, Zhang Shanjiu, Zhang Qian, Li Shikun, Yu Xinbo and Long Fortune Valley Tourism International Limited.(2)

3.1	Agreement and Plan of Merger by and between BTHC XV, Inc. and BTHC XV, LLC, dated August 16, 2006.(1)

3.2	Certificate of Merger as filed with the Secretary of State of the State of Delaware on August 16, 2006.(1)

3.3	Articles of Merger as filed with the Secretary of State of the State of Texas on August 16, 2006.(1)

3.4	Certificate of Incorporation of BTHC XV, Inc.(1)

3.5	Bylaws of BTHC XV, Inc.(1)

10.1	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Bank of China, Yi Shui Branch dated November 27, 2009.(3)

10.2	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and ICBC, Yi Shui Branch dated January 20, 2010.(3)

10.3	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Underground Fluorescent Lake Travel Development Co., Ltd dated November 26, 2009.(3)

10.4	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Underground Fluorescent Lake Travel Development Co., Ltd dated November 24, 2009.(3)

10.5	Credit Line Limit Agreement between Shandong Longkong Travel Development Co., Ltd. and Bank of China, Yi Shui Branch dated November 27, 2009.(3)

10.6	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated January 9, 2010.(3)

10.7	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated January 9, 2010.(3)

10.8	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated April 21, 2010.(3)

10.9	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated May 21, 2010.(3)

Exhibit No.	Description
10.10	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated May 21, 2010.(3)

10.11	Loan Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated May 24, 2010.(3)

10.12	Loan Contract of Working Capital between Shandong Longkong Travel Development Co., Ltd. and Lin Shang Bank Co Ltd. Yishui Branch dated May 28, 2010.(3)

10.13	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Industrial & Commercial Bank of China Co., Ltd , Yishui Branch dated May 11, 2010.(3)

10.14	Maximum Mortgage Agreement between Shandong Longkong Travel Development Co., Ltd. and Industrial & Commercial Bank of China Co., Ltd Yi Shui Branch dated July 5, 2009.(3)

10.15	Maximum Mortgage Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated January 12, 2009.(3)

10.16	Pledge Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated May 24, 2009.(3)

10.17	Pledge Contract between Shandong Longkong Travel Development Co., Ltd. and Yishui Rural Credit Cooperative dated April 21, 2010.(3)

10.18	Employment Contract between Shandong Longkong Tourism Group Co., Ltd and Yu Xinbo dated December 30, 2007.†(3)

10.19	Employment Contract between Shandong Longkong Tourism Group Co., Ltd and Kong Xianghai dated August 28, 2008.†(3)

10.20	Employment Contract between Shandong Longkong Tourism Group Co., Ltd and Zhang Shanjiu dated December 30, 2007.†(3)

10.21	Employment Contract between Shandong Longkong Tourism Group Co., Ltd and Chen Rongguang dated December 30, 2007.†(3)

10.22	Employment Agreement between BTHC XV, Inc. and Yu Xinbo dated October 18, 2010.†(3)

10.23	Employment Agreement between BTHC XV, Inc. and Kong Xianghai dated October 18, 2010.†(3)

10.24	Employment Agreement between BTHC XV, Inc. and Zhang Shanjiu dated October 18, 2010.†(3)

10.25	Employment Agreement between BTHC XV, Inc. and Chen Rongguang dated October 18, 2010.†(3)

10.26	Land Lease Contract between Shandong Longkong Tourism Group Co., Ltd and Yaodianzi Town Houwujia Village Council dated September 30, 2004.(3)

Exhibit No.	Description
10.27	Land Lease Contract between Shandong Longkong Tourism Group Co., Ltd and Yaodianzi Town Haizi Village Council dated November 26, 2004.(3)

10.28	Lease Contract of Mountain Waste between Shandong Longkong Tourism Group Co., Ltd and Yaodianzi Town Houwujia Village Council dated September 30, 2004.(3)

10.29	Developing and Managing Contract of Yishuia Yao Dianzi Cave between Shandong Di Xia Da Xia Gu Nu You Kai Fa Co., Ltd. and PRC Government of Yaodianzi Town, Yishui County dated April 2, 2004.(3)

10.30	Licensing Trade Mark Contract between Shandong Shan Jiu Ching Tong Gong Yi Pin Co. Ltd and Shandong Longkong Travel Development Co., Ltd. dated September 28, 2010.(3)

10.31	Commitment of Contingent After-Payment or Call-Payment of Housing Fund of Zhang Shanjiu dated September 28, 2010.(3)

10.32	Guarantee Agreement between Shandong Longkong Travel Development Co., Ltd., Shandong Yinlian Guarantee Co., Ltd, Li Hongwei and Yishui Rural Credit Cooperative dated April 30, 2010.(3)

10.33	Guarantee Agreement between Shandong Longkong Travel Development Co., Ltd. and Agricultural Development Bank of China dated March 14, 2008.(3)

10.34	Pledge Agreement between Shandong Longkong Travel Development Co., Ltd. and Agricultural Development Bank of China dated March 14, 2008.(3)

10.35	Supplemental Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Underground Fluorescent Lake Travel Development Co., Ltd (undated).(3)

10.36	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Underground Fluorescent Lake Travel Development Co., Ltd dated April 24, 2010.(3)

10.37	Supplemental Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Underground Fluorescent Lake Travel Development Co., Ltd dated December 31, 2009.(3)

10.38	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated January 5, 2010.(3)

10.39	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated January 9, 2010.(3)

10.40	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated January 11, 2010.(3)

10.41	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated April 22, 2010.(3)

10.42	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated April 22, 2010.(3)

Exhibit No.	Description
10.43	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated May 7, 2010.(3)

10.44	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated May 14, 2010.(3)

10.45	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated May 22, 2010.(3)

10.46	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated May 29, 2010.(3)

10.47	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated June 5, 2010.(3)

10.48	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated June 7, 2010.(3)

10.49	Loan Agreement between Shandong Longkong Travel Development Co., Ltd. and Yishui Yinhe Travel Development Co., Ltd dated June 9, 2010.(3)

10.50	Exclusive Service Agreement between Long Fortune Valley Tourism International Limited and Greentree Financial Group, Inc. dated September 1, 2010.(3)

16.1	Letter from S. W. Hatfield, CPA, dated October 18, 2010, regarding change in certifying accountant.(3)

21.1	Subsidiaries of the Registrant.(3)

99.1	Form 10-Q Disclosure Information for the quarterly period ended September 30, 2010.*

_____________________________
*	Filed herewith
†	Management Agreement
(1)	Incorporated by reference to BTHC’s Form 10-SB12G filed on September 13, 2007.
(2)	Incorporated by reference to Exhibit 2.1 to BTHC’s Form 8-K filed on October 6, 2010.
(3)	Incorporated by reference to BTHC’s Form 8-K filed on November 4, 2010.